UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2012

FLATBUSH FEDERAL BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Federal	0-50377	11-3700733
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2146 Nostrand Avenue, Brooklyn, New York	11210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 859-6800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 24, 2012, the 2012 Annual Meeting of Stockholders of Flatbush Federal Bancorp, Inc. (the "Company") was held at 2146 Nostrand Avenue, Brooklyn, New York 11210 at 11:00 a.m., local time (the "2012 Annual Meeting"). The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies and the proposals are described in detail in the Company's Proxy Statement filed with the Securities and Exchange Commission on May 2, 2012. The final results are as follows:

Matter 1.	The election as Directors of the nominees listed below, each to serve for a three-year term.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Jesus R. Adia	1,830,960	183,934	442,290
D. John Antoniello	1,830,960	183,934	442,290

Matter 2.	The ratification of the appointment of ParenteBeard LLC as independent auditors of the Company for the fiscal year ending December 31, 2012.

Shares Voted For	Shares Voted Against	Abstentions
2,251,808	196,321	9,055

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable

(b)	Pro Forma Financial Information. Not Applicable

(c)	Shell Company Transactions. Not Applicable

(d)	Exhibits. None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLATBUSH FEDERAL BANCORP, INC.
DATE: May 30, 2012	By:	/s/ Jesus R. Adia
Jesus R. Adia
President and Chief Executive Officer